UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 30, 2007

                                   ___________

                              Z TRIM HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

            Illinois                      000-27841               22-3768777
(State or other jurisdiction of    (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)

       1011 Campus Drive
           Mundelein, IL 60060                                     60060
 (Address of principal executive offices)                       (Zip code)

       Registrant's telephone number, including area code: (847) 549-6002


                           Circle Group Holdings, Inc.
                           ---------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On January 30, 2007, we issued the press release attached hereto as Exhibit 99.


Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

No.          Description
------------ -------------------------------------------------------------------
99           Press Release dated January 30, 2007



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    January 30, 2007


                                 Z TRIM HOLDINGS, INC.


                                 By:  /s/ Greg Halpern
                                 ----------------------
                                 Name:   Greg Halpern
                                 Title:  CEO

                                INDEX TO EXHIBITS

No.          Description
------------ -------------------------------------------------------------------
99           Press Release dated January 30, 2007